UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 16, 2019

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

605 Highway 169 North, Suite 400, Minneapolis, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 520-8500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	WINA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01; 2.03Entry into a Material Definitive Agreement

Credit Agreement

On December 16, 2019, Winmark Corporation and is subsidiaries’ (collectively, the “Company”) entered into Amendment No. 6 to its Credit Agreement with CIBC Bank USA (as successor by merger to The PrivateBank and Trust Company) and BMO Harris Bank N.A. (collectively, the “Lenders”).  The amendment, among other things,

•

Provides the consent of the Lenders for a self-tender offer by the Company to purchase up to 300,000 shares of its outstanding common stock for a price of $163.00 per share that was announced on December 17, 2019 (the “Tender Offer”);

•	Amends the tangible net worth covenant calculation to remove the effect of the Tender Offer;
•	Allows for the replacement of LIBOR as an interest rate option in connection borrowings under the Credit Agreement.

The foregoing description of Amendment No. 6 to the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full amendment referenced hereto as Exhibit 10.1

Note Agreement

On December 16, 2019, the Company entered into Amendment No. 2 to its Note Agreement with Prudential Investment Management, Inc., its affiliates and managed accounts (collectively, “Prudential”).  The amendment, among other things,

•	Provides the consent of Prudential for the Tender Offer;
•	Amends the tangible net worth covenant calculation to remove the effect of the Tender Offer;

The foregoing description of Amendment No. 2 to the Note Agreement does not purport to be complete and is qualified in its entirety by reference to the full amendment referenced hereto as Exhibit 10.3

Item 9.01Financial Statements and Exhibits

(d)Exhibits

10.1	Amendment No. 6 to Credit Agreement dated December 16, 2019 (1)
10.2	Credit Agreement dated July 13, 2010, among Winmark Corporation and its subsidiaries and CIBC Bank USA (as successor by merger to The PrivateBank and Trust Company) (2)
10.3	Amendment No. 2 to Note Agreement dated December 16, 2019 (3)
10.4	Note Agreement dated May 14, 2015, among Winmark Corporation and its subsidiaries and Prudential Investment Management, Inc., its affiliates and managed accounts (4)

(1)Incorporated by reference to Exhibit (b)(6) to the Schedule TO filed on December 17, 2019

(2)Incorporated by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q for the fiscal quarter ended June 26, 2010

(3)Incorporated by reference to Exhibit (b)(7) to the Schedule TO filed on December 17, 2019

(4)Incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed on May 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

co
WINMARK CORPORATION

Date: December 17, 2019	By:	/s/ Anthony D. Ishaug
Anthony D. Ishaug
Chief Financial Officer and Treasurer